U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCK - 99.8%	Shares	Value
Australia - 14.4%
Evolution Mining, Ltd.	763,106	$2,447,932
OceanaGold Corporation	1,136,612	3,218,769
Perseus Mining Ltd.	1,267,318	2,286,771
Ramelius Resources Ltd.	1,405,355	2,137,496
Resolute Mining Ltd. (a)	4,478,376	2,291,125
West African Resources, Ltd. (a)	2,179,318	2,614,067
		14,996,160

Canada - 63.7%(b)
Calibre Mining Corporation (a)	1,734,044	3,346,412
Dundee Precious Metals, Inc.	408,297	4,135,952
Eldorado Gold Corporation (a)	177,019	3,074,820
Fortuna Mining Corporation (a)	686,087	3,176,583
Franco-Nevada Corporation	80,292	9,976,281
IAMGOLD Corporation (a)	604,114	3,159,516
Kinross Gold Corporation	322,868	3,022,045
New Gold, Inc. (a)	1,178,026	3,392,715
Osisko Gold Royalties, Ltd. (c)	225,796	4,179,484
Sandstorm Gold Ltd.	692,993	4,157,958
SilverCrest Metals, Inc. (a)	378,704	3,503,012
Torex Gold Resources, Inc. (a)	213,438	4,073,226
Triple Flag Precious Metals Corporation	244,884	3,962,223
Wesdome Gold Mines, Ltd. (a)	314,678	2,952,615
Wheaton Precious Metals Corporation (c)	164,727	10,061,525
		66,174,367

Peru - 2.1%
Hochschild Mining PLC (a)	897,265	2,202,466

South Africa - 7.8%
Anglo American Platinum, Ltd.	62,341	2,238,431
DRDGOLD, Ltd. - ADR (c)	247,744	2,388,252
Harmony Gold Mining Company, Ltd. - ADR	344,254	3,501,063
		8,127,746

United Kingdom - 2.1%
Endeavour Mining PLC	92,822	2,205,848

United States - 9.7%
Royal Gold, Inc.	71,828	10,077,469
TOTAL COMMON STOCK (Cost $84,502,047)		103,784,056

SHORT-TERM INVESTMENTS - 4.6%
Investments Purchased with Proceeds from Securities Lending - 4.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.02% (d)(e)	4,666,987	4,666,987

Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.82% (d)(e)	91,141	91,141
TOTAL SHORT-TERM INVESTMENTS (Cost $4,758,128)		4,758,128

TOTAL INVESTMENTS - 104.4% (Cost $89,260,175)		108,542,184
Liabilities in Excess of Other Assets - (4.4)%		(4,600,879)
TOTAL NET ASSETS - 100.0%		$103,941,305

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $4,379,967 which represented 4.2% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

U.S. Global GO GOLD and Precious Metal Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$103,784,056	$–	$–	$103,784,056
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,666,987
Money Market Funds	91,141	–	–	91,141
Total Investments	$103,875,197	$–	$–	$108,542,184

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.